SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)  December 14, 1995

                             DIAMOND SHAMROCK, INC.

            (Exact name of registrant as specified in its charter)


      DELAWARE                 1-9409             74-2456753
  (State or other          (Commission            (IRS employer
   Jurisdiction of         file number)           identification no.)
   incorporation)

  9830 Colonnade Boulevard, San Antonio, Texas             78230
  (Address of principal executive offices)               (Zip Code)

  Registrant's telephone number, including area code 210-641-6800

ITEM 5. OTHER EVENTS

On November 8, 1995, Shamrock Acquisition Corp. ("SAC"), a wholly owned subsidiary of the registrant, Diamond Shamrock, Inc. ("Diamond Shamrock") entered into an Agreement and Plan of Merger (the "Merger Agreement") with National Convenience Stores Incorporated ("NCS"). Pursuant to that agreement, SAC acquired control of NCS on December 14, 1995, and SAC was merged with and into NCS on December 18, 1995 (the "Merger"). The pro forma financial statements included in Item 7 are furnished to supplement those included in Diamond Shamrock's Report on Form 8-K dated December 14, 1995, as amended by Diamond Shamrock's Report on Form 8-K/A dated February 14, 1996, filed in connection with the Merger.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND NOTES

   (a) Pro Forma financial information in addition to that required pursuant to Article 11 of Regulation S-X:

The following pro forma consolidated condensed statements of operations of Diamond Shamrock for the year ended December 31, 1995 and the six months ended June 30, 1995 give effect to the acquisition of NCS and the related financing as if such events had occurred at the beginning of such periods. Interest expense relating to the financing for such periods has been calculated based on historical interest rate data, and the amortization of the excess of cost over the fair value of acquired net assets created as a result of the acquisition has been reflected as an expense for such periods.

The pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements of Diamond Shamrock, including the notes thereto, as well as the historical financial statements of NCS, including the notes thereto, from which the pro forma consolidated condensed financial statements have been derived.

The pro forma consolidated condensed financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or operating results that would have occurred if the acquisition and the financing had been consummated as of the dates indicated,nor are they necessarily indicative of the future financial condition or operating results.

The acquisition was accounted for by the purchase method of accounting for business combinations and, accordingly, the cost to acquire the assets of NCS were allocated to the underlying net assets to the extent of their respective fair values.

No pro forma consolidated balance sheet for the combined companies is required as of December 31, 1995 inasmuch as the assets, liabilities, and stockholders equity of NCS are included in the historical Consolidated Balance Sheet of Diamond Shamrock as of that date.

        DIAMOND SHAMROCK, INC. AND NATIONAL CONVENIENCE STORES INCORPORATED
                    PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                         TWELVE MONTHS ENDED DECEMBER 31, 1995
                          (amounts in millions, except per share)

                                                         Pro Forma
                                            National    Adjustments
                                  Diamond  Convenience   Increase   Pro Forma
                                 Shamrock    Stores     (Decrease)   Combined
REVENUES
Sales and operating
  revenues                      $ 3,683.1  $   862.6               $ 4,545.7
Other revenues, net                  19.9        0.5                    20.4
                                  3,703.0      863.1                 4,566.1
COSTS AND EXPENSES
Cost of products sold           $ 2,233.5      516.1                 2,749.6
Operating expenses                  403.3      144.7                   548.0
Selling and administrative           81.4       38.8                   120.2
Taxes other than income taxes       786.0      136.8                   922.8
Depreciation and amortization        77.7        4.9   $   6.9(a)       89.5
                                  3,581.9      841.3       6.9       4,430.1

Operating income                    121.1       21.8      (6.9)        136.0
Interest expense                    (47.4)      (7.9)    (12.9)(b)     (68.2)

Income (Loss) Before
  Tax Provision                      73.7       13.9     (19.8)         67.8
Provision (Benefit)
  for Income Taxes                   26.4        5.3      (4.5)(c)      27.2
Net Income                           47.3        8.6     (15.3)         40.6
Dividend Requirement
  on Preferred Stock                  4.3                                4.3
Earnings Applicable to
  Common Shares                 $    43.0   $   8.6   $  (15.3)    $    36.3

Primary Earnings Per Share      $    1.48                          $    1.25
Fully Diluted Earnings
  Per Share                     $    1.46                          $    1.25

Weighted Average Common Shares
  Outstanding
  (thousands of shares)
     Primary                       29,102                             29,102
     Fully Diluted                 32,375                             32,375


(a) To reflect additional amortization as a result of the acquisition of NCS exceeding the fair value of the net assets acquired. The amortization amount of excess cost is based on a 20-year amortization period.

(b) To reflect additional interest expense for the debt incurred for the acquisition of NCS, less the reduction in interest expense because of the repayment of certain NCS debt.

(c) Income tax benefit is calculated as the deductible pro forma adjustments multiplied by the federal income tax rate (35%).

     DIAMOND SHAMROCK, INC. AND NATIONAL CONVENIENCE STORES INCORPORATED
            PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                       SIX MONTHS ENDED JUNE 30, 1995
                    (amounts in millions, except per share)

                                                       Pro Forma
                                           National    Adjustments
                               Diamond   Convenience   Increase     Pro Forma
                               Shamrock     Stores     (Decrease)     Combined
REVENUES
Sales and operating
  revenues                    $ 1,827.6    $   450.2                $ 2,277.8
Other revenues, net                 8.4          0.9                      9.3
                                1,836.0        451.1                  2,287.1
COSTS AND EXPENSES
Cost of products sold         $ 1,101.9        269.8                  1,371.7
Operating expenses                198.3         78.6                    276.9
Selling and administrative         39.7         19.2                     58.9
Taxes other than income taxes     381.9         71.9                    453.8
Depreciation and amortization      38.1          2.7   $  3.5(a)         44.3
                                1,759.9        442.2      3.5         2,205.6

Operating income                   76.1          8.9     (3.5)           81.5
Interest expense                  (22.8)        (4.5)    (6.5)(b)       (33.8)

Income (Loss) Before
  Tax Provision                    53.3          4.4    (10.0)           47.7
Provision (Benefit)
  for Income Taxes                 19.9          1.9     (2.3)(c)        19.5
Net Income                         33.4          2.5     (7.7)           28.2
Dividend Requirement
  on Preferred Stock                2.2                                   2.2
Earnings Applicable to
  Common Shares                $   31.2    $     2.5  $  (7.7)     $     26.0

Primary Earnings Per Share    $    1.08                            $     0.89
Fully Diluted Earnings
  Per Share                   $    1.03                            $     0.87

Weighted Average Common Shares
  Outstanding
  (thousands of shares)
     Primary                     29,089                              29,089
     Fully Diluted               32,372                              32,372


(a) To reflect additional amortization as a result of the acquisition of NCS exceeding the fair value of the net assets acquired. The amortization amount of excess cost is based on a 20-year amortization period.

(b) To reflect additional interest expense for the debt incurred for the acquisition of NCS, less the reduction in interest expense because of the repayment of certain NCS debt.

(c) Income tax benefit is calculated as the deductible pro forma adjustments multiplied by the federal income tax rate (35%).

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DIAMOND SHAMROCK, INC.
                                     (Registrant)


Date: October 10, 1996
                                  /s/ GARY E. JOHNSON
                                      Gary E. Johnson
                                      Vice President and Controller
                                      (Principal Accounting Officer)

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